--------------------------------------------------------------------------------


                               [Graphic Omitted]
                                      The
                                     IRISH
                                Investment Fund
















                              Third Quarter Report
                       For the Period Ended July 31, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Chairman's Letter
                                -----------------

 Dear Stockholder,

     The Irish equity market declined by 4.0% in Irish pound terms during the quarter ended July 31, 1998. After adjusting for movements in exchange rates, this decrease converted into a decline of 3.3% in U.S. dollar terms. The net asset value per share of The Irish Investment Fund, Inc. (the "Fund") declined by 9.1% to $24.25 over the same period.

     ECONOMIC ENVIRONMENT

     Over the past number of years economic forecasters have assumed that annual Irish economic growth, which has averaged 7.25% since 1993, would at some point slow to more moderate levels. To date in 1998 we have seen little or no evidence that growth is slowing. Strong consumer confidence together with rapid employment growth is underpinning Irish gross national product growth, which the Irish Central Bank has forecast will be 7.5% this year. Retail sales volumes increased by 10.9% in the second quarter of 1998 over 1997 levels, which represents an acceleration from a growth rate of 9.0% in the first quarter.

     While it is necessary to monitor and comment on current economic data, it is important to put the performance of the Irish economy over the past five years into perspective. Low inflation, low interest rates and sound fiscal policy have supported the Irish economy, but in particular it is demographic changes that are serving as the locomotive for growth. In the 1980s almost 50% of Ireland's population was under the age of twenty. As we approach the new millennium, Ireland's maturing population structure is resulting in rapid growth in the labor force. More importantly, this expanding and highly educated pool of labor has ample employment opportunities, particularly in the high-technology sector. In short, there are positive secular factors driving economic growth, and currently there is increasing evidence that Ireland is in the midst of a rapid increase in living standards that is unprecedented in its economic history.

     Inflation remains the key risk to this rosy scenario, but consumer price inflation, while rising, remained moderate at an annualized rate of 2.7%. However, house prices have increased at a rapid pace and the government has introduced a number of measures in an attempt to cool the property market. It is too early at this point to determine how successful these measures will be.

     STOCK MARKET REVIEW

     Despite the general positive economic backdrop of the Irish equity market, it declined by 4.0% over the quarter ended July 31, 1998. A comparison with major international markets is shown below:

                                  Local Currency           U.S. Dollars
                                  --------------           ------------
 U.S. Equities                        +0.8%                   +0.8%
 U.K. Equities                        -1.9%                   -4.1%
 Japanese Equities                    +4.7%                   -4.2%
 Irish Equities                       -4.0%                   -3.3%

     The key features of the Irish market during the quarter were declines in the leading industrial stocks due to concerns over Asia, and pronounced weakness in Irish smaller capitalization stocks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Among leading stocks Smurfit (Jefferson) Group - which declined by 36.5% for the period was hardest hit, as investors anticipated that economic turmoil in Asia would result in weak paper product prices. On a positive note, the company announced that its U.S. associate, JSC Corporation, intends to merge with Stone Container to create the largest brown paper manufacturer in North America. The transaction will generate significant cost savings over the next three years.

     The Fund was also negatively impacted by significant declines in the stock prices of a number of small and medium-sized companies. Abbey (housebuilder), Hibernian Group (insurance) and Fyffes (fresh fruit distributor) all experienced price declines in the region of 20%. These companies continue to deliver strong profits growth, yet their recent stock price performance reflects a widespread phenomenon where smaller stocks are lagging the performance of larger companies across almost all major stock markets. We remain confident that the fundamentals for many of these companies remain excellent and believe they offer long-term value at current levels.

     During the quarter, the Fund acquired a holding in Icon. Based in Dublin, Icon is a contract research organization that provides clinical trial services for the pharmaceutical industry. The company has recorded average annual revenue growth of 45% over the past five years and appears to be well placed in an attractive fast-growing industry.

     CURRENT OUTLOOK

     The outlook for the Irish economy remains strong. In the near-term, short-term interest rates are expected to fall as the new Euro currency is introduced at the beginning of 1999. While inflation remains a concern, Ireland is benefiting from the global deflationary pressures being driven by the Asian crisis. Fortunately, the Irish economy has insignificant direct exposure to the troubled economies of Asia or Russia.

     The Manager and Directors of the Fund do not believe that the introduction of the Euro currency will necessitate a change in the Fund's investment policy.

     Despite the recent tragic events in Omagh, Northern Ireland, the peace process there moves strongly ahead. The new Northern Ireland Parliament convened for the first time in September 1998.

     The Irish market stands on a price-to-earnings ratio of 15.2 times, and offers a dividend yield of 2.1%. The Fund retains its fully invested position.

     Sincerely,
 /s/ Peter Hooper
     Peter Hooper
     Chairman of the Board                                 September 30, 1998

--------------------------------------------------------------------------------

                           Investments (unaudited)

  July 31, 1998

                                           Shares            Value
--------------------------------------------------------------------------------
  IRISH COMMON STOCKS (97.08%)
--------------------------------------------------------------------------------
  Abbey                                     698,600     U.S. $  3,553,137
  Adare Printing Group                      320,000             4,114,075
  Allied Irish Bank                       1,817,688            27,657,689
  Avonmore Waterford Group                1,153,610             4,726,480
  Boxmore International                     393,000             1,277,030
  Clondalkin Group                          268,850             2,222,014
  CRH                                       958,036            12,655,354
  FBD Holdings                              260,000             1,744,809
  Fyffes                                  1,635,000             3,395,595
  Green Property Group                      907,143             6,023,577
  Greencore Group                           542,568             2,682,892
  Hibernian Group                           500,000             4,944,802
  Independent Newspapers                    309,999             1,401,494
  ICON - ADR*                                85,000             2,656,250
  IONA Technologies - ADR                   169,300             5,100,163
  Irish Life                                500,000             4,485,642
  I.W.P., International                     639,886             3,209,311
  Jury's Hotel Group                        691,792             6,059,657
  Kerry Group, Series A                     465,000             5,978,265
  Smurfit (Jefferson) Group               2,535,840             5,911,350
  United Drug                               437,500             3,770,411
  Waterford Wedgwood                      3,565,739             4,332,403

TOTAL IRISH COMMON STOCKS
  (Cost U.S. $55,971,163)                                     117,902,400
--------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCKS (2.69%)
--------------------------------------------------------------------------------
  BCO Technologies                          535,700             1,842,015
  Galen Holdings                            200,000             1,429,314

TOTAL UNITED KINGDOM COMMON STOCKS
  (Cost U.S. $1,749,942)                                        3,271,329
--------------------------------------------------------------------------------
TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
--------------------------------------------------------------------------------
  (Cost U.S. $57,721,105)                               U.S. $121,173,729

                                       Face Value
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (0.12%)
--------------------------------------------------------------------------------
  (Interest Bearing)
  British Pound Sterling            Brt Pd      221     U.S. $        361
  Irish Pound                       IR  Pd  101,358               143,199


TOTAL FOREIGN CURRENCY ON DEPOSIT
  (Cost U.S. $143,539)                                            143,560
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.89%)
--------------------------------------------------------------------------------
   (Cost U.S. $57,864,644)

                                                               121,317,289
--------------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (0.11%)
--------------------------------------------------------------------------------
Net Unrealized Appreciation of
Forward
  Foreign Currency Contracts                                       95,724
Other Assets                                                      262,128
Other Liabilities                                                (224,482)
                                                             ------------
                                                                  133,370
--------------------------------------------------------------------------------
NET ASSETS (100.0%)
--------------------------------------------------------------------------------
  Applicable to 5,009,000 outstanding U.S. $.01 par
    value shares (authorized 20,000,000 shares)         U.S. $121,450,659
--------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
  (U.S. $121,450,659 / 5,009,000)                       U.S. $      24.25
                                                                    =====
--------------------------------------------------------------------------------
  # Aggregate cost for U.S. Federal income tax purposes.
  * Non-income producing security.
    ADR -- Denominated in U.S. dollars.

                           SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACT
                             FORWARD FOREIGN CURRENCY CONTRACT TO SELL
                                   Contract to Deliver
                 -------------------------------------------------------
   Delivery                 Local               In Exchange     Value in            Unrealized
     Date                 Currency              For U.S. $       U.S. $            Appreciation
    ------       --------------------------     -----------     --------          ---------------
  9/10/1998      Irish Pound    17,642,907      25,000,000     24,904,276          U.S. $  95,724
                                                                                        =========

--------------------------------------------------------------------------------

                         THE IRISH INVESTMENT FUND, INC.

  ---------------------------DIRECTORS AND OFFICERS-------------------------
  Peter J. Hooper            - Chairman of the Board
  William P. Clark           - Director
  Gerald F. Colleary         - Director
  Denis P. Kelleher          - Director
  James M. Walton            - Director
  Richard H. Rose            - President and Treasurer
  Elizabeth A. Russell       - Secretary
  Linda J. Hoard             - Assistant Secretary

  ------------------------PRINCIPAL INVESTMENT ADVISOR----------------------
  Bank of Ireland Asset Management (U.S.) Limited
  20 Horseneck Lane
  Greenwich, Connecticut 06830

  ----------------------------- U.S. CO-ADVISOR ----------------------------
  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------
  First Data Investor Services Group, Inc.
  One Exchange Place
  53 State Street
  Boston, Massachusetts 02109

  ------------------------------- CUSTODIANS -------------------------------
  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  BankBoston
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- STOCKHOLDER SERVICING AGENT ----------------------
  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------
  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------
  PriceWaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------
  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    One Exchange Place -- BOS865
    53 State Street
    Boston, Massachusetts 02109
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
  1-800-GO-TO-IRL (1-800-468-6475)
--------------------------------------------------------------------------------